EMPLOYER
Form   5558          APPLICATION FOR EXTENSION OF TIME        OMB No. 1545-0212
(Rev. May 200)     TO FILE CERTAIN EMPLOYEE PLAN RETURNS
Department of
the Treasury
Internal Revenue
Service             -For Paperwork Reduction Act Notice,     File With IRS Only.
                           see instructions on back
--------------------------------------------------------------------------------

File before the   Name of filer, plan administrator, or plan sponsor (see instructions)    Filer's Identifying Number
Normal due                                                                                 - Check applicable box and enter
date of the       SAFEGUARD HEALTH, INC.                                                   number (see instructions)
Form 5500,        -----------------------------------------------------------------------  [X] Employer Identification
5500-EZ, or                                                                                    number (EIN) 1a must enter an EIN.
5330 (see         Number, street, and room or suite no. (If a P.O. box, see instructions)      All other filers, see specific
instructions)                                                                                  instructions.
                  95 ENTERPRISE                                                                -    52-1528581
                  -----------------------------------------------------------------------  -------------------------------  OR
                  City or town, state and zip code                                         [ ] Social security number
                                                                                           (see Specific Instructions)
                  ALISO VIEJO, CA 92656                                                    -
----------------  -----------------------------------------------------------------------  -------------------------------

1    I  request an extension of time until  10  /  15  /  2001  to file (check
                                            ------------------
                                           month  day   year
     appropriate box(es)).

     a    [X]  Form  5500  or  5500-EZ  (no  more  that  2  1/2  months).

               The application IS automatically approved to the date shown on line 1 (above) if: (1) box 1a is checked, (2), the Form 5558 is signed and filed on or before the normal due date of Form 5500 or 5500-EZ for which this extension is requested, and (3) the date on line 1 is no more than 2 1/2 months after the normal due date.

          YOU MUST ATTACH A COPY OF THIS FORM 5558 TO EACH FORM 5500 AND 5500-EZ FILED AFTER THE DUE DATE FOR THE PLANS LISTED BELOW.

     b    [ ]  Form  5330 (NO MORE THAN 6 MONTHS). Payment amount attached is
          $           (see  instructions)
           -----------
2 Complete the following for the plan(s) covered by this application (see HOW TO FILE):
--------------------------------------------------------------------------------

       Plan name/filer                 Type of plan (check)     Plan    Plan Year Ending
----------------------------------  -------------------------          -------------------
                                    Pension  Welfare  Fringe   number  Month  Day    Year
                                    -------  -------  -------  ------  -----  ----  ------

SAFEGUARD HEALTH ENTERPRISES, INC.
401(K) PLAN                           X                         002     12     31    2000
----------------------------------  -------  -------  -------  ------  -----  ----  ------

----------------------------------  -------  -------  -------  ------  -----  ----  ------

----------------------------------  -------  -------  -------  ------  -----  ----  ------

3    State  in  detail  why  you  need  the  extension  (if  line 1b is checked)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Under penalties of perjury, I declare that to the best of my knowledge and belief the statements made on this form are true, correct, and complete, and that I am authorized to prepare this application.

Signature -    /s/                                           Date -  7-10-01
--------------------------------------------------------------------------------
NOTICE TO      To Be Completed by the IRS if line 1b is checked
APPLICANT      [ ]  This application for extensions to file Form 5330 IS
                    approved to the date shown on line 1, if line b is checked.
                   (You MUST attach an approved copy of this form to each Form
                    5330 that was granted an extension.)

  TO BE        [ ]  The date entered on line 1 is more than the 6-month
COMPLETED           maximum time allowed for Form 5330. This application is
BY THE IRS          approved to                     (You MUST attach an approved
                               ---------------------
IF LINE 1b          copy of this form to each Form 5330 that was granted an
IS CHECKED          extension.)

               [ ] The application for an extension for Form 5330 IS NOT approved, because it was filed after the normal due date of the return. (A 10-day grace period IS NOT granted.)

               [ ] This application for an extension for Form 5330 IS NOT approved because

                    [ ] The application was not signed.
                    [ ] No reason was given on this application or the reason
                        was not acceptable.
                    [ ] No payment was attached for the tax due on Form 5330
                    [ ] Other -
                               -------------------------------------------------
                    A 10-day grace period is granted from the date shown below or the due date of the return, whichever is later.
                    (YOU MUST ATTACH A COPY OF THIS FORM TO EACH RETURN YOU FILE THAT IS GRANTED A GRACE PERIOD.)

                                                                 By:
                ----------  ------------------------------------    ------------
                  (Date)           (Director)
--------------------------------------------------------------------------------
APPLICATIONS FOR EXTENSION OF FORM 5330: COMPLETE IF YOU WANT THIS FORM 5558 RETURNED TO AN ADDRESS OTHER THAN THE ADDRESS SHOWN ABOVE.
--------------------------------------------------------------------------------
          Name
          ----------------------------------------------------------------------
 Please
 Print    Number, street and room or suite no. (If a P.O. box, see instructions)
  or
 Type     ----------------------------------------------------------------------
          City or town, state, and zip code

--------  ----------------------------------------------------------------------
                                      MGA                Form 5558 (Rev. 5-2000)

                                                                                                             ====================
       Form 5500                              Annual Return/Report of Employee Benefit Plan                   Official Use Only
 Department of Treasury                                                                                       OMB Nos. 1210-0110
Internal Revenue Service      This form is required to be filed under sections 104 and 4065 of the Employee            1210-0089
      ----------                                                                                             --------------------
  Department of Labor           Retirement Income Security Act of 1974 (ERISA) and sections 6039D, 6047(e),
Pension and Welfare Benefits          6057(b), and 6058 (a) of the Internal Revenue Code (the Code).                 2000
     Administration                            Complete all entries in accordance with
      ----------                                  The instructions to the Form 5500.                         --------------------
    Pension Benefit                                                                                          This Form is Open to
 Guaranty Corporation                                                                                          Public Inspection
=================================================================================================================================

PART I      ANNUAL REPORT IDENTIFICATION INFORMATION
--------------------------------------------------------------------------------
FOR THE CALENDAR YEAR 2000 OR FISCAL PLAN YEAR BEGINNING      , AND ENDING     ,
--------------------------------------------------------------------------------

A This return/report is for:  (1) [ ] a multiemployer plan;      (3) [ ] a multiple-employer
                              (2) [X] a single-employer plan             plan; or
                                      (other than a multiple     (4) [ ] a DFE (specify)
                                      -employer plan);                                  -------



B  This return/report is:     (1) [ ] the first return/report    (3) [ ] the final return/report
        filed for the plan;           filed for the plan;
                              (2) [ ] an amended return/report;  (4) [ ] a short plan year return/report
                                                                         (less than 12 months)

C If the plan is a collectively-bargained plan, check here . . . . . . . . - [X]
D If you filed for an extension of time to file, check the box
And attach a copy of the extension application . . . . . . . . . . . . . . - [X]
--------------------------------------------------------------------------------
PART II     BASIC PLAN INFORMATION - enter all requested information.
--------------------------------------------------------------------------------

1a Name of plan                                                               1b Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC.                                               plan number                  - 002
401 (K) PLAN                                                                     --------------------------------------
                                                                              1c effective date of plan (mo.,day,yr.)
                                                                                               10/01/1993
----------------------------------------------------------------------------  -----------------------------------------
2a Plan sponsor's name and address (employer, if for a single-employer plan)  2b Employer Identification Number (EIN)
(Address should include room or suite no.)                                                52-1528581
                                                                              -----------------------------------------
                                                                              2c Sponsor's telephone number
SAFEGUARD ENTERPRISES, INC.                                                               949-425-4178
                                                                              -----------------------------------------
                                                                              2d Business code (see instructions)
95 ENTERPRISE                                                                                   524150
                                                                              -----------------------------------------

ALISO VIEJO                  CA                   92656
-----------------------------------------------------------------------------------------------------------------------

CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
--------------------------------------------------------------------------------
     Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules, statements, and attachments and to the best of my knowledge and belief, it is true, correct, and complete.

 /s/ RONALD I. BRENDZEL                      RONALD I. BRENDZEL
     SR. VP & SECRETARY          9/19/01     SR. VP & SECRETARY
------------------------------  -----------  -----------------------------------
Signature of plan administrator   Date       Typed or printed name of individual
                                             signing as plan administrator


 /s/ RONALD I. BRENDZEL                      RONALD I. BRENDZEL
     SR. VP & SECRETARY          9/19/01     SR. VP & SECRETARY
------------------------------  -----------  -----------------------------------
Signature of employer/plan        Date       Typed or printed name of individual
Sponsor/DFE                                  signing as employer, plan sponsor
                                             or DFE as applicable
================================================================================
FOR PAPERWORK REDUCTION ACT NOTICE AND                          FORM 5500 (2000)
OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500

        Form 5500                                   Page 2
        --------------------------------------------------     =================
                                                               Official Use Only
================================================================================
3a  Plan administrator's name and address          3b Administrator's EIN
SAME
                                                   ---------------------------
                                                   3c Administrator's telephone
                                                      number
                                                   ---------------------------

4  If the name and/or EIN of the plan sponsor has changed since the last return/report filed for this plan, enter the name,
   EIN and the plan number from the last return/report below:                b  EIN
                                                                             ------------------
 a Sponsor's Name                                                            c  PIN
----------------------------------------------------------------------       ------------------
5  Preparer Information (optional)  a  Name (including firm name,            b  EIN
                                       if applicable) and address
----------------------------------------------------------------------       ------------------
                                                                             c Telephone Number

                                                                             ------------------
6 Total number of participants at the beginning of the plan year          6                 226
----------------------------------------------------------------------   --  ------------------
7 Number of participants as of the end of the plan year
 (welfare plans complete only lines  7a, 7b ,7c, and 7d)
----------------------------------------------------------------------
a Active participants  . . . . . . . . . . . . . . . . . . . . . . . .   7a                 218
----------------------------------------------------------------------   --  ------------------
b Retired or separated participants receiving benefits . . . . . . . .   7b                   0
----------------------------------------------------------------------   --  ------------------
c Other retired or separated participants entitled to future benefits    7c                  28
----------------------------------------------------------------------   --  ------------------
d Subtotal, Add lines 7a, 7b and 7c. . . . . . . . . . . . . . . . . .   7d                 246
----------------------------------------------------------------------   --  ------------------
e Deceased participants whose beneficiaries are receiving or are
  entitled to receive benefits . . . . . . . . . . . . . . . . . . . .   7e                   0
----------------------------------------------------------------------   --  ------------------
f Total Add lines 7d and 7e  . . . . . . . . . . . . . . . . . . . . .   7f                 246
----------------------------------------------------------------------   --  ------------------
g Number of participants with account balances as of the end of the
  plan year (only defined contribution plans complete this item) . . .   7g                 128
----------------------------------------------------------------------   --  ------------------
h Number of participants that terminated employment during the plan
  year with accrued benefits that were less than 100% vested . . . . .   7h                   0
----------------------------------------------------------------------   --  ------------------
i if any participant(s) separated from service with a deferred vested benefit, enter the number of separated participants required to be
  reported on a Schedule SSA (Form 5500) . . . . . . . . . . . . . . .   7i                   2
----------------------------------------------------------------------   --  ------------------

8    Benefits  provided  under  the plan (complete 8a through 8c, as applicable)

a [X] Pension benefits (check this box if the plan provides pension benefits and enter the applicable pension feature codes from the List of Plan Characteristics Codes printed in the instructions):

     [2E] [2F] [2G] [2J] [2K] [3E] [  ] [  ] [  ] [  ]

b [ ] Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the List of Plan Characteristics Codes printed in the instructions):

     [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ]

c    [ ] Fringe benefits (check this box id the plan provides fringe benefits)
--------------------------------------------------------------------------------

9a  Plan finding arrangement (check all that apply)  9b  Plan benefit arrangement (check all that apply)
    (1)  [X] Insurance                                   (1)  [X] Insurance
    (2)  [ ] Section 412(i) insurance contracts          (2)  [ ] Section 412(i) insurance contracts
    (3)  [X] Trust                                       (3)  [X] Trust
    (4)  [ ] General assets of the sponsor               (4)  [ ] General assets of the sponsor
========================================================================================================

        Form 5500                                   Page 3
        --------------------------------------------------     =================
                                                               Official Use Only
================================================================================

10  Schedules attached (Check all applicable boxes and, where indicated, enter the number attached. See instructions)
a PENSION BENEFIT SCHEDULES                                   b FINANCIAL SCHEDULES
------------------------------------------------------------  -------------------------------------------------------------
(1) [X]     R  (Retired Plan Information)                       (1) [X]     H  (Financial Information)
(2) [X] 1   T  (Qualified Pension Plan Coverage Information)    (2) [ ]     I  (Financial Information - Small Plan)
       ----
    If a Schedule T is not attached because the plan            (3) [X]  1  A  (Insurance Information)
                                                                       ----
    is relying on coverage testing information for a            (4) [X]     C (Service Provider Information)
    prior year, enter the year                   -              (5) [X]     D  (DFE/Participating Plan Information)
(3) [ ]     B  (Actuarial Information)                          (6) [ ]     G  (Financial Transaction Schedules)
(4) [ ]     E  (ESOP Annual Information)                        (7) [X]  1  P (Trust Fiduciary Information)
                                                                       ----
(5) [X]     SSA  (Separated Vested Participant Information)   c Fringe Benefit Schedule
                                                                    [ ]     F  (Fringe Benefit Plan Annual Information)
==========================================================================================================================

                                                                                                  ======================
            SCHEDULE A                               INSURANCE INFORMATION                          Official Use Only
           (FORM 5500)
     Department of Treasury     This schedule is required to be filed under sections 104 of the     OMB No. 1210-0110
    Internal Revenue Service             Employee Retirement Income Security Act of 1974          ----------------------
         ---------------
      Department of Labor                                                                                  2000
  Pension and Welfare Benefits                - FILE AS AN ATTACHMENT TO FORM 5500.
         ---------------                                                                          ----------------------
         Administration        - Insurance companies are required to provide this information      This Form is Open to
        Pension Benefit                      Pursuant to ERISA section 103(a)(2)                    Public Inspection
      Guaranty Corporation
========================================================================================================================

For the calendar year 2000 or fiscal plan year beginning      , and ending     ,
--------------------------------------------------------------------------------
A  Name of Plan                                 B Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN    plan number          002
--------------------------------------------------------------------------------
C Plan sponsor's name as shown on line 2a D Employer Identification Number of Form 5500
SAFEGUARD HEALTH ENTERPRISES, INC.                    52-1528581
--------------------------------------------------------------------------------
PART I   INFORMATION CONCERNING INSURANCE CONTRACT COVERAGE, FEES,
------   AND COMMISSIONS.

       Provide information for each contract on a separate Schedule A. Individual contracts grouped as a unit in Part II and III can be reported on a single Schedule A.
--------------------------------------------------------------------------------
1  Coverage:
--------------------------------------------------------------------------------
                          (a) Name of Insurance carrier
--------------------------------------------------------------------------------

MANULIFE FINANCIAL

--------------------------------------------------------------------------------

(b) EIN     (c) NAIC     (d) Contract or         (e) Approxiamte number of persons       Policy or contract year
                                                                                        -------------------------
              code    identification number  covered at end of policy or contract year   (f) Form      (g) To
----------  --------  ---------------------  -----------------------------------------  ----------  -------------
01-0233346     65838    71086                                158                        01/01/2000     12/31/2000
=================================================================================================================

2  Insurance fees and commissions paid to agents, brokers, and other persons:
--------------------------------------------------------------------------------
                                     TOTALS
--------------------------------------------------------------------------------
        Amount of commissions paid                    Fees paid/Amount
--------------------------------------------------------------------------------
                  5445                                   5467
================================================================================
FOR PAPERWORK REDUCTION ACT NOTICE AND v3.2 SCHEDULE A (FORM 5500)(2000) OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500

        SCHEDULE A (Form 5500) 2000                 Page 2
        --------------------------------------------------     =================
                                                               Official Use Only
================================================================================
              (a) Name and address of the agents, brokers or other
                  persons to whom commissions or fees were paid
--------------------------------------------------------------------------------
MARSH USA INC
P O BOX 504434
THE LAKES                  NV             88905-4434
--------------------------------------------------------------------------------
  (b) Amount of                  Fees paid                         (e)
 commissions paid                                              Organization
                  -------------------------------------------     code
                  (c) Amount               (d) Purpose
--------------------------------------------------------------------------------
    5445                                                            3
================================================================================

================================================================================
              (a) Name and address of the agents, brokers or other
                  persons to whom commissions or fees were paid
--------------------------------------------------------------------------------
COMPENSATION CONSULTANTS
17748 SKYPARK CIRCLE, SUITE 240
IRVINE                  CA             92614
--------------------------------------------------------------------------------
  (b) Amount of                  Fees paid                         (e)
 commissions paid                                              Organization
                  -------------------------------------------     code
                  (c) Amount               (d) Purpose
--------------------------------------------------------------------------------
                                        MARKETING ALLOWANCE
                          5467                                      5
================================================================================
              (a) Name and address of the agents, brokers or other
                  persons to whom commissions or fees were paid
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  (b) Amount of                  Fees paid                         (e)
 commissions paid                                              Organization
                  -------------------------------------------     code
                  (c) Amount               (d) Purpose
--------------------------------------------------------------------------------

================================================================================

        SCHEDULE A (Form 5500) 2000                 Page 3
        --------------------------------------------------     =================
                                                               Official Use Only
================================================================================
PART II  INVESTMENT AND ANNUITY CONTRACT INFORMATION
-------
         Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
--------------------------------------------------------------------------------

3   Current value of plan's interest under this contract
    in the general account at year end. . . . . . . . . . . . . . . . . . . .        1627
------------------------------------------------------------------------------  ----------
4   Current value of plan's interest under this contract
    in separate accounts at year end  . . . . . . . . . . . . . . . . . . . .   1,083,805
------------------------------------------------------------------------------  ----------
5   Contracts With Allocated Funds
 a  State the basis of premium rates -
                                      ----------------------------------------  ----------
 b Premiums paid to carrier
                                                                                ----------
 c Premiums due but unpaid at the end of the year
                                                                                ----------
 d If the carrier, service, or other organization incurred
   any specific costs in connection with the acquisition                        ----------
   or retention of the contract or policy, enter amount

   Specify nature of costs -
                            --------------------------------------------------
 e Type of contract (1) [ ] Individual policies (2) [ ] group deferred annuity
------------------------------------------------------------------------------
   (3) [ ] other (specify) -
                            --------------------------------------------------
 f If contract purchased, in whole or in part to
   distribute benefits from a terminating plan check here.                      [ ]
==========================================================================================

6 Contracts With Unallocated Funds (Do not include portions of these contracts maintained in separate account(s).
 a  Type  of  contract  (1) [ ] deposit            (2) [ ] immediate
                                administration              participation
                                                            guarantee
                        (3) [ ] guaranteed         (4) [X] other (specify below)
                                investments
                                                        -  GUARANTEED INTEREST
                                                           ---------------------

b Balance at the end of the previous year . . . . . . . . . . . . . . . . . . .    0
                                                                                  ----
c Additions: (1) Contributions deposited during the year. . . . . . . . .   1637
                                                                            ----  ----
 (2) Dividends and credits  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            ----  ----
 (3) Interest credited during the year. . . . . . . . . . . . . . . . . .     92
                                                                            ----  ----
 (4) Transferred from separate account. . . . . . . . . . . . . . . . . .
                                                                            ----  ----
 (5) Other (specify below)  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            ----  ----
  -
   -----------------------------------------------------------------------        ----

 (6) Total additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1729
                                                                                  ----
d Total of balance and additions (add b and c (6)) . . . . . . . . . . . . . . .  1729
                                                                                  ----
e Deductions:

 (1) Disbursed from fund to pay benefits or purchase annuities during year   91
                                                                            ----
 (2) Administration change made by carrier. . . . . . . . . . . . . . . .    11
                                                                            ----
 (3) Transferred to separate account. . . . . . . . . . . . . . . . . . .
                                                                            ----
 (4) Other (specify below) . . . . . . . . . . . . . . . . . . . . . . .
                                                                            ----
 -
  ------------------------------------------------------------------------        ----
 (5) Total deductions . . . . . . . . . . . . . . . . . . . . . . . . . .          102
--------------------------------------------------------------------------        ----
f Balance at the end of current year (subtract e(5) from d) . . . . . . .         1627
======================================================================================

        SCHEDULE A (Form 5500) 2000                 Page 4
        --------------------------------------------------     =================
                                                               Official Use Only
================================================================================
PART III  WELFARE BENEFIT CONTRACT INFORMATION
--------
          If more than one contract covers the same group of employees of the same employer(s) or members if the same employee organizations(s), the information may be combined for reporting purposes if such contracts are experience-rated as a unit. Where individual contracts are provided, the entire group of such individual contract with each carrier may be treated as a unit for purposes of this report.
--------------------------------------------------------------------------------

7  Benefit  and  contract  type  (check  all  applicable  boxes)
a [ ] Health                 b [ ]  Dental                c [ ] Vision        d [ ] Life Insurance
e [ ] Temporary disability   f [ ]  Long-term disability  g [ ] Supplemental  h [ ] Prescription drug
     (accident and sickness)                                    unemployment
i [ ] Stop loss              j [ ] HMO contract           k [ ] PPO contract  l [ ] Indemnity contract
     (large deductible)
m [ ] Other (specify)
------------------------------------------------------------------------------------------------------

8    Experience-rated contracts
  a  Premiums: (1) Amount Received . . . . . . . . . . . . .
                                                             ---------
     (2)  Increase (decrease) in amount due but unpaid . . .
                                                             ---------
     (3)  Increase (decrease) in unearned premium reserve. .
                                                             ---------  --------
     (4)  Earned ((1) + (2) - (3)) . . . . . . . . . . . . . . . . . .
                                                                        --------
  b  Benefit charges: (1) Claims paid  . . . . . . . . . . .
                                                             ---------
     (2)  Increase (decrease) in claim reserves  . . . . . .
                                                             ---------  --------
     (3)  Increase (decrease) (add (1) and (2)). . . . . . .
                                                                        --------
     (4)  Claims charged . . . . . . . . . . . . . . . . . .
                                                                        --------
  c  Remainder of premium: (1) Retention charges (on an
                               accrual basis) -
          (A)  Commissions . . . . . . . . . . . . . . . . .
                                                             ---------
          (B)  Administrative service or other fees  . . . .
                                                             ---------
          (C)  Other specific acquisition costs  . . . . . .
                                                             ---------
          (D)  Other expenses. . . . . . . . . . . . . . . .
                                                             ---------
          (E)  Taxes . . . . . . . . . . . . . . . . . . . .
                                                             ---------
          (F)  Charges for risks or other contingencies. . .
                                                             ---------
          (G)  Other retention charges . . . . . . . . . . .
                                                             ---------
          (H)  Total retention . . . . . . . . . . . . . . .
                                                             ---------  --------
     (2)  Dividends or retroactive rate refunds.
         (These amounts were  [ ] paid in cash, or [ ] credited) . . .
                                                                        --------
  d  Status of policyholder reserves at end of year:
                                                                        --------
     (1)  Amount held to provide benefits after retirement . . . . . .
                                                                        --------
     (2)  Claim reserves . . . . . . . . . . . . . . . . . . . . . . .
                                                                        --------
     (3)  Other reserves . . . . . . . . . . . . . . . . . . . . . . .
                                                                        --------
  e  Dividends or retroactive rate refunds due. (Do not include amount entered in c(2)). . . . . . . . . . . . . . . . . . . . . . . . .
--------------------------------------------------------------------------------
9    Nonexperience-rated contracts:
                                                                        --------
  a  Total premiums or subscription charges paid to carrier . . . . . .
                                                                        --------
  b  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or
     retention of the contract or policy, other than reported
     in Part I, item 2 above, report amount . . . . . . . . . . . . . .
                                                                        --------
     Specify nature of costs -
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

      SCHEDULE C                                               Official Use Only
      (FORM 5500)              SERVICE PROVIDER INFORMATION    OMB No. 1210-0110
Department of the Treasury
 Internal Revenue Service      This schedule is required to
    ------------------         be filed under section 104 of         2000
Department of Labor Pension    the Employee Retirement Income
   and Welfare Benefits            Security Act of 1974.
      Administration
    ------------------                                        THIS FORM IS OPEN
      Pension Benefit                 FILE AS AN ATTACHMENT       TO PUBLIC
   Guaranty Corporation                  TO FORM 5500.           INSPECTION.
--------------------------------------------------------------------------------
For the calendar year 2000 or fiscal plan year beginning      ,   , and ending
--------------------------------------------------------------------------------
A Name of plan                                         B Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN           plan number     002
--------------------------------------------------------------------------------
C Plan sponsor's name as shown on line 2a of Form 5500
SAFEGUARD HEALTH ENTERPRISES, INC.
--------------------------------------------------------------------------------
D EMPLOYER IDENTIFICATION NUMBER
52-1528581
--------------------------------------------------------------------------------
PART I SERVICE PROVIDER INFORMATION (SEE INSTRUCTIONS)
--------------------------------------------------------------------------------
1 Enter the total dollar amount of compensation paid by the plan to all persons, other than those listed below, who received compensation during
     the  plan  year: . . . . . . . . 1      287
--------------------------------------------------------------------------------
2 On the first item below list the contract administrator, if any, as defined in the instructions. On the other items, list service providers in descending order of the compensation they received for the services rendered during the plan year. List only the top 40. 103-12 IEs should enter N/A in (c) and (d).
--------------------------------------------------------------------------------
(a) Name
--------------------------------------------------------------------------------
(b) Employer identification number (see instructions)
--------------------------------------------------------------------------------
(c) Official plan position
Contract administrator
--------------------------------------------------------------------------------
(d) Relationship to employer, employee organization, or person known to be a party-in-interest
--------------------------------------------------------------------------------
(e) Gross salary or allowances paid by plan
--------------------------------------------------------------------------------
(f) Fees and commissions paid by plan
--------------------------------------------------------------------------------
(g) Nature of service code(s) (see instructions)
12
================================================================================
(a) Name  MANULIFE FINANCIAL
--------------------------------------------------------------------------------
(b) Employer identification number (see instructions)
01-0233346
--------------------------------------------------------------------------------
(c) Official plan position
INVESTMENT MGMT
--------------------------------------------------------------------------------
(d) Relationship to employer, employee organization, or person known to be a party-in-interest
NONE
--------------------------------------------------------------------------------
(e) Gross salary or allowances paid by plan
--------------------------------------------------------------------------------
(f) Fees and commissions paid by plan
10385
--------------------------------------------------------------------------------
(g) Nature of service code(s) (see instructions)
21
--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS
FOR FORM 5500.   V3.2   SCHEDULE C (FORM 5500) 2000

Schedule C (Form 5500) 2000                                               Page 2
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================

(a) Name
--------------------------------------------------------------------------------
(b) Employer identification number (see instructions)
--------------------------------------------------------------------------------
(c) Official plan position
--------------------------------------------------------------------------------
(d) Relationship to employer, employee organization, or person known to be a party-in-interest
--------------------------------------------------------------------------------
(e) Gross salary or allowances paid by plan
--------------------------------------------------------------------------------
(f) Fees and commissions paid by plan
--------------------------------------------------------------------------------
(g) Nature of service code(s) (see instructions)
================================================================================

================================================================================
(a) Name
--------------------------------------------------------------------------------
(b) Employer identification number (see instructions)
--------------------------------------------------------------------------------
(c) Official plan position
--------------------------------------------------------------------------------
(d) Relationship to employer, employee organization, or person known to be a party-in-interest
--------------------------------------------------------------------------------
(e) Gross salary or allowances paid by plan
--------------------------------------------------------------------------------
(f) Fees and commissions paid by plan
--------------------------------------------------------------------------------
(g) Nature of service code(s) (see instructions)
================================================================================

================================================================================
(a) Name
--------------------------------------------------------------------------------
(b) Employer identification number (see instructions)
--------------------------------------------------------------------------------
(c) Official plan position
--------------------------------------------------------------------------------
(d) Relationship to employer, employee organization, or person known to be a party-in-interest
--------------------------------------------------------------------------------
(e) Gross salary or allowances paid by plan
--------------------------------------------------------------------------------
(f) Fees and commissions paid by plan
--------------------------------------------------------------------------------
(g) Nature of service code(s) (see instructions)

Schedule C (Form 5500) 2000                                               Page 3
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================

(a) Name________________________________________________  (b) EIN_______________

(c) Position____________________________________________________________________

(d) Address_____________________________________________________________________

(e) Telephone No._______________________________________________________________

Explanation:____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================

(a) Name________________________________________________  (b) EIN_______________

(c) Position____________________________________________________________________

(d) Address_____________________________________________________________________

(e) Telephone No._______________________________________________________________

Explanation:____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================

(a) Name________________________________________________  (b) EIN_______________

(c) Position____________________________________________________________________

(d) Address_____________________________________________________________________

(e) Telephone No._______________________________________________________________

Explanation:____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================

      SCHEDULE D                 DFE/PARTICIPATING PLAN        Official Use Only
      (FORM 5500)                    INFORMATION               OMB No. 1210-0110

Department of the Treasury     This schedule is required to
 Internal Revenue Service      be filed under section 104 of         2000
                               the Employee Retirement Income
    ------------------         Security Act of 1974 (ERISA).

Department of Labor Pension                                    THIS FORM IS OPEN
   and Welfare Benefits               FILE AS AN ATTACHMENT       TO PUBLIC
      Administration                     TO FORM 5500.           INSPECTION.
--------------------------------------------------------------------------------
For the calendar year 2000 or fiscal plan year beginning      ,   , and ending
--------------------------------------------------------------------------------
A Name of plan
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN
--------------------------------------------------------------------------------
B Three-digit plan number     002
--------------------------------------------------------------------------------
C Plan sponsor's name as shown on line 2a of Form 5500
SAFEGUARD HEALTH ENTERPRISES, INC.
--------------------------------------------------------------------------------
D EMPLOYER IDENTIFICATION NUMBER
52-1528581
================================================================================
PART I INFORMATION ON INTERESTS IN MTIAS, CCTS, PSAS, AND 103-12 IES (TO BE COMPLETED BY PLANS AND DFES)
================================================================================

(a) Name of MTIA, CCT, PSA, or 103-12IE   MANUAL FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LIFESTYLE - CONSERVATIVE
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             5406
                   -------------------------------------------------------------
================================================================================

(a) Name of MTIA, CCT, PSA, or 103-12IE   MANUAL FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LIFESTYLE - MODERATE
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             12664
                   -------------------------------------------------------------
================================================================================

(a) Name of MTIA, CCT, PSA, or 103-12IE   MANUAL FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LIFESTYLE - BALANCED
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             72059
                   -------------------------------------------------------------
================================================================================

(a) Name of MTIA, CCT, PSA, or 103-12IE   MANUAL FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LIFESTYLE - GROWTH
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             202238
                   -------------------------------------------------------------
================================================================================
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS
FOR FORM 5500.   V3.2   SCHEDULE D (FORM 5500) 2000

Schedule D (Form 5500) 2000                                               Page 2
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LIFESTYLE - AGGRESSIVE
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             177747
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  MONEY MARKET FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             151315
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  SHORT TERM GOVERNMENT FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             7071
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  TOTAL RETURN FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             667
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  HIGH QUALITY BOND FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             1261
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  INCOME FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             944
                   -------------------------------------------------------------
================================================================================

Schedule D (Form 5500) 2000                                               Page 2
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  HIGH YIELD FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             2598
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  BALANCED SELECT FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             560
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  DIVERSIFIED CAPITAL FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             8989
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  BALANCED FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             18638
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  EQUITY INCOME FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             7496
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  GROWTH & INCOME FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             25661
                   -------------------------------------------------------------
================================================================================

Schedule D (Form 5500) 2000                                               Page 2
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  DIVIDEND & GROWTH FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             38460
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  MID CAP VALUE FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             10370
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  MID CAP EQUITY FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             36449
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  VALUE FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             2750
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  SMALL CAP VALUE FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             2896
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  DISCOVERY FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             1116
                   -------------------------------------------------------------
================================================================================

Schedule D (Form 5500) 2000                                               Page 2
--------------------------------------------------------------------------------
                                                               Official Use Only
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  SOCIALLY RESPONSIBLE FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             1711
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  CAPITAL GROWTH STOCK FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             23339
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  GROWTH PLUS STOCK FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             3658
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  SELECTIVE GROWTH STOCK FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             977
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  GROWTH OPPORTUNITIES FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             18038
                   -------------------------------------------------------------
================================================================================
(a) Name of MTIA, CCT, PSA, or 103-12IE   MANULIFE FINANCIAL
                                          --------------------------------------
(b) Name of sponsor of entity listed in (a)  LARGE CAP EQUITY FUND
                                             -----------------------------------
(c) EIN PN      01-0233346-000
            --------------------------------------------------------------------
(d) Entity code      P
                 ---------------------------------------------------------------
(e) Dollar value of interest in MTIA, CCT, PSA, or 103-12IE at end of year (see
    instructions)             37281
                   -------------------------------------------------------------
================================================================================

SCHEDULE D (FORM 5500) 2000                    Page 2        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-121E       MANULIFE FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)  VALUE  & RESTRUCTURING FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     11293
                                                                   -------------

================================================================================


(a)  Name  of  MTIA,  CCT,  PSA,  or  103-121E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)  GROWTH  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     22752
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)  FOREIGN  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     108
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity listed in  (a)    INTERNATIONAL STOCK  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)    1741
                                                                   -------------
================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)  OVERSEES  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     1481
                                                                   -------------
================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)  ALL  CAP  GROWTH  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)    6304
                                                                   -------------

================================================================================

SCHEDULE D (FORM 5500) 2000                    Page 2        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)      SELECT  TWENTY  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     48659
                                                                   -------------

================================================================================
(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)      ENTERPRISE  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)    27648
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity listed in  (a)      SMALL COMPANY STOCK  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     555
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)      SMALL  CAP GROWTH  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)    2346
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in  (a)      AGRESSIVE  GROWTH  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     6295
                                                                   -------------

================================================================================
(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor of entity listed in  (a)      EMERGING GROWTH STOCK  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     811
                                                                   -------------

================================================================================

SCHEDULE D (FORM 5500) 2000                    Page 2        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity listed in  (a)    SCIENCE & TECHNOLOGY FUND
                                                  ------------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     59582
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed in  (a)   DEVELOPING MARKETS  FUND
                                                   -----------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)       0
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA,  or  103-454E      MANULIFE  FINANCIAL
                                                --------------------------------

(b)  Name  of  sponsor  of  entity  listed  in (a)   500  INDEX  FUND
                                                  ------------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)     21871
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA, or 103-454E
                                                --------------------------------
(b)  Name  of  sponsor  of  entity  listed  in (a)
                                                  ------------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA, or 103-454E
                                                --------------------------------
(b)  Name  of  sponsor  of  entity  listed  in (a)
                                                  ------------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)
                                                                   -------------

================================================================================

(a)  Name  of  MTIA,  CCT,  PSA, or 103-454E
                                                --------------------------------
(b)  Name  of  sponsor  of  entity  listed  in  (a)
                                                  ------------------------------

(c)  EIN-PN  01-0233346-000 (d)  Entity code  P (e)  Dollar value of interest in
             --------------                  --      MTIA, CCT, PSA, or 103-121E
                                                     at end of year (see
                                                     instructions)
                                                                   -------------

 ===============================================================================

SCHEDULE D (FORM 5500) 2000                    Page 3        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================
PART II   INFORMATION ON PARTICIPATING PLANS (TO BE COMPLETED BY DFEs)
--------------------------------------------------------------------------------

(a)  Plan  name
                 ---------------------------------------------------------------

(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------

================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

(a)  Plan  name
                 ---------------------------------------------------------------
(b)  Name of plan sponsor                                 (c)  EIN-PIN
                           -----------------------------               ---------
================================================================================

   SCHEDULE H              FINANCIAL INFORMATION              Official Use Only
  (FORM 5500)

 Department of                                              | OMB  No.  1210-110
 the Treasury                                               --------------------
Internal Revenue      This schedule is required to be       |
  -----------         filed under Section 104 of the        |      2000
 Department of        1974 (ERISA) and section 6058(a)      |
 Labor Pension        Employee Income Security Act of       --------------------
  and Welfare         1974 (ERISA) and section 6058(a)      | THIS FORM IS OPEN
    Benefits          of the Internal Revenue Service       |     TO PUBLIC
 Administration       Internal Revenue Code (the Code).     |     INSPECTION
  -----------                                               --------------------

Pension Benefit
Guaranty Corporation   FILE AS AN ATTACHMENT TO FORM 5500.
================================================================================
For calendar year 2000 or fiscal plan year beginning           ,      and ending
--------------------------------------------------------------------------------
A  Name of Plan                                          B Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN             plan number       002
--------------------------------------------------------------------------------

C  Plan sponsor's name as shown on line 2a of Form 5500  D EMPLOYER
                                                           IDENTIFICATION NUMBER
SAFEGUARD HEALTH ENTERPRISES, INC.                              52-1528581
--------------------------------------------------------------------------------
PART I   ASSET AND LIABILITY STATEMENT
--------------------------------------------------------------------------------
1 Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than onetrust. Report the value of the plan's interest in a commingled fund containing the assets of more than one plan on a line-by-line basis unlessthe value is reportable on lines 1c(9) through 1c(14). Do not enter the value of that portion of an insurance contract which guarantees, during thisplan year, to pay a specific dollar benefit at a future date. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR. DFEs do not complete lines 1b(1), 1b(2),1c(8), 1g, 1h, 1i, and, except for master trust investment accounts, also do not complete lines 1d and 1e. See instructions.




                           ASSETS                                       (a) Beginning  (b) End
                                                                            of Year     of Year
                                                               --------  -------------  -------
A Total noninterest-bearing cash. . . . . . . . . . . . . . .  a
                                                               --------  -------------  -------
B Receivables (less allowance for doubtful accounts):
                                                               --------  -------------  -------
   (1)  Employer contributions. . . . . . . . . . . . . . . .  b(1)
                                                               --------  -------------  -------
   (2)  Participant contributions . . . . . . . . . . . . . .  b(2)              21183     9630
                                                               --------  -------------  -------
   (3)  Other . . . . . . . . . . . . . . . . . . . . . . . .  b(3)               1373        0
                                                               --------  -------------  -------
C General investments:
                                                               --------  -------------  -------
   (1)  Interest-bearing cash (including money market
         accounts and certificatesof deposit) . . . . . . . .  c(1)              33465     5711
                                                               --------  -------------  -------
   (2)  U.S. Government securities. . . . . . . . . . . . . .  c(2)                       66384
                                                               --------  -------------  -------
   (3)  Corporate debt instruments (other
          than employer securities):
                                                               --------  -------------  -------
        (A)  Preferred. . . . . . . . . . . . . . . . . . . .  c(3)(A)
                                                               --------  -------------  -------
        (B)  All other. . . . . . . . . . . . . . . . . . . .  c(3)(B)                    94092
                                                               --------  -------------  -------
   (4)  Corporate stocks (other than employer securities):
                                                                --------  -------------  -------
       (A) Preferred . . . . . . . . . . . . . . . . . . . .  c(4)(A)
                                                               --------  -------------  -------
        (B) Common. . . . . . . . . . . . . . . . . . . . . .  c(4)(B)                    43387
                                                               --------  -------------  -------
   (5) Partnership/joint venture interests                     c(5)
                                                               --------  -------------  -------
   (6) Real estate (other than employer real property). . . .  c(6)
                                                               --------  -------------  -------
   (7) Loans (other than to participants) . . . . . . . . . .  c(7)
                                                               --------  -------------  -------
   (8) Participant loans .                                     c(8)              56080    61194
                                                               --------  -------------  -------
   (9) Value of interest in common/collective trusts .. . . .  c(9)
                                                               --------  -------------  -------
  (10) Value of interest in pooled separate accounts. . . . .  c(10)
                                                               --------  -------------  -------
  (11) Value of interest in master trust investment accounts.  c(11)
                                                               --------  -------------  -------
  (12) Value of interest in 103-12 investment entities. . . .  c(12)
                                                               --------  -------------  -------
  (13) Value of interest in registered investment companies
          (e.g.,mutual funds) . . . . . . . . . . . . . . . .  c(13)         1,347,199   876309
                                                               --------  -------------  -------
  (14) Value of funds held in insurance company
         general account (unallocated contracts). . . . . . .  c(14)
                                                               --------  -------------  -------
  (15) Other. . . . . . . . . . . . . . . . . . . . . . . . .  c(15)                       1627
                                                               --------  -------------  -------

-----------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500.
                                                           V3.2     SCHEDULE H (FORM 5500) 2000

SCHEDULE H (FORM 5500) 2000                    Page 2        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

                                                                     (a) Beginning   (b) End
                                                                        of Year      of Year
                                                               ----  -------------  ---------
d  Employer-related investments:
                                                               ----  -------------  ---------
    (1) Employer securities . . . . . . . . . . . . . . . . .  d(1)
                                                               ----  -------------  ---------
    (2) Employer real property. . . . . . . . . . . . . . . .  d(2)
                                                               ----  -------------  ---------
e  Buildings and other property used in plan operation. . . .  e
                                                               ----  -------------  ---------
f  Total assets (add all amounts in lines 1a through 1e). . .  f         1,459,300  1,158,334
                                                               ----  -------------  ---------

                                                               ----  -------------  ---------
                        LIABILITIES
                                                               ----  -------------  ---------
g  Benefit claims payable . . . . . . . . . . . . . . . . . .  g
                                                               ----  -------------  ---------
h  Operating payables . . . . . . . . . . . . . . . . . . . .  h              1907
                                                               ----  -------------  ---------
i  Acquisition indebtedness . . . . . . . . . . . . . . . . .  i
                                                               ----  -------------  ---------
j  Other liabilities. . . . . . . . . . . . . . . . . . . . .  j
                                                               ----  -------------  ---------
k  Total liabilities (add all amounts in lines 1g through 1j)  k              1907          0
                                                               ----  -------------  ---------

                                                               ----  -------------  ---------
                        NET ASSETS
                                                               ----  -------------  ---------
l Net assets (subtract line 1k from line 1f). . . . . . . . .  l         1,457,393  1,158,334
                                                               ----  -------------  ---------

================================================================================
PART II   INCOME AND EXPENSE STATEMENT
================================================================================

2 Plan income, expenses, and changes in net assets for the year. Include all income and expenses of the plan, including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar. DFEs do not complete line 2a, 2b(1)(E), 2e, 2f, and 2g.
--------------------------------------------------------------------------------

                              INCOME                                               (a) Amount  (b) Total
                                                                          -------  ----------  ----------

A  CONTRIBUTIONS:
                                                                          -------  ----------  ----------
   (1) Received or receivable in cash from:   (A) Employers. . . . . . .  a(1)(A)
                                                                          -------  ----------  ----------
      (B) Participants . . . . . . . . . . . . . . . . . . . . . . . . .  a(1)(B)      427271
                                                                          -------  ----------  ----------
      (C) Others (including rollovers) . . . . . . . . . . . . . . . . .  a(1)(C)       34516
                                                                          -------  ----------  ----------
   (2) Noncash contributions . . . . . . . . . . . . . . . . . . . . . .  a(2)
                                                                          -------  ----------  ----------
   (3) Total contributions. Add lines 2A(1)(A), (B), (C), and line 2A(2)  a(3)                     461787
                                                                          -------  ----------  ----------
B  EARNINGS ON INVESTMENTS:
                                                                          -------  ----------  ----------
   (1) Interest:
                                                                          -------  ----------  ----------
      (A) Interest-bearing cash (including money market
            accounts and certificates of deposit). . . . . . . . . . . .  b(1)(A)         469
                                                                          -------  ----------  ----------
      (B) U.S. Government securities . . . . . . . . . . . . . . . . . .  b(1)(B)
                                                                          -------  ----------  ----------
      (C) Corporate debt instruments . . . . . . . . . . . . . . . . . .   (1)(C)
                                                                          -------  ----------  ----------
      (D) Loans (other than to participants) . . . . . . . . . . . . . .  b(1)(D)
                                                                          -------  ----------  ----------
      (E) Participant loans. . . . . . . . . . . . . . . . . . . . . . .  b(1)(E)        5521
                                                                          -------  ----------  ----------
      (F) Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  b(1)(F)          92
                                                                          -------  ----------  ----------
      (G) Total interest. Add lines 2b(1)(A) through (F) b(1)(G)                                     6082
                                                                          -------  ----------  ----------
   (2) Dividends:   (A) Preferred stock. . . . . . . . . . . . . . . . .  b(2)(A)
                                                                          -------  ----------  ----------
      (B) Common stock . . . . . . . . . . . . . . . . . . . . . . . . .  b(2)(B)
                                                                          -------  ----------  ----------
      (C) Total dividends. Add lines 2b(2)(A) and (B). . . . . . . . . .  b(2)(C)                       0
                                                                          -------  ----------  ----------
   (3)  Rents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  b(3)
                                                                          -------  ----------  ----------
   (4) Net gain (loss) on sale of assets:   (A) Aggregate proceeds . . .  b(4)(A)
                                                                          -------  ----------  ----------
      (B) Aggregate carrying amount (see instructions) . . . . . . . . .  b(4)(B)
                                                                          -------  ----------  ----------
      (C) Subtract line 2b(4)(B) from line 2b(4)(A) and enter result . .  b(4)(C)                       0
                                                                          -------  ----------  ----------

SCHEDULE H (FORM 5500) 2000                    Page 3        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

==================================================================================================================
                                                                                             (A) Amount  (B) Total
                                                                                    -------  ----------  ---------
   (5)  Unrealized appreciation (depreciation)
        of assets:    (A) Real estate. . . . . . . . . . . . . . . . . . . . . . .  b(5)(A)
                                                                                    -------  ----------  ---------
        (B) Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  b(5)(B)
                                                                                    -------  ----------  ---------
        (C) Total unrealized appreciation of assets. Add lines    2B(5)(A) and (B)  b(5)(C)                      0
                                                                                    -------  ----------  ---------
   (6)  Net investment gain (loss) from common/collective trusts . . . . . . . . .  b(6)
                                                                                    -------  ----------  ---------
   (7)  Net investment gain (loss) from pooled separate accounts . . . . . . . . .  b(7)                    -83968
                                                                                    -------  ----------  ---------
   (8)  Net investment gain (loss) from master trust investment accounts . . . . .  b(8)
                                                                                    -------  ----------  ---------
   (9)  Net investment gain (loss) from 103-12 investment entities . . . . . . . .  b(9)
                                                                                    -------  ----------  ---------
  (10)  Net investment gain (loss) from registered investment companies
         (e.g., mutual funds). . . . . . . . . . . . . . . . . . . . . . . . . . .  b(10)                   -47272
                                                                                    -------  ----------  ---------
c  Other income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  c
                                                                                    -------  ----------  ---------
d  Total income. Add all INCOME amounts in column (b) and enter total. . . . . . .  d                       336629
                                                                                    -------  ----------  ---------
                                 EXPENSES

e  Benefit payment and payments to provide benefits:
                                                                                    -------  ----------  ---------
   (1)  Directly to participants or beneficiaries,
          including direct rollovers . . . . . . . . . . . . . . . . . . . . . . .  e(1)         625016
                                                                                    -------  ----------  ---------
   (2)  To insurance carriers for
          the provision of benefits. . . . . . . . . . . . . . . . . . . . . . . .  e(2)
                                                                                    -------  ----------  ---------
   (3)  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  e(3)
                                                                                    -------  ----------  ---------
   (4)  Total benefit payments. Add lines 2E(1) through (3). . . . . . . . . . . .  e(4)                    625016
                                                                                    -------  ----------  ---------
f  Corrective distributions (see instructions) . . . . . . . . . . . . . . . . . .  f
                                                                                    -------  ----------  ---------
g  Certain deemed distributions of participant loans (see instructions). . . . . .  g
                                                                                    -------  ----------  ---------
h  Interest expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  h
                                                                                    -------  ----------  ---------
i  Administrative expenses:
   (1) Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  i(1)
                                                                                    -------  ----------  ---------
   (2) Contract administrator fees . . . . . . . . . . . . . . . . . . . . . . . .  i(2)          10672
                                                                                    -------  ----------  ---------
   (3) Investment advisory and management fees . . . . . . . . . . . . . . . . . .  i(3)
                                                                                    -------  ----------  ---------
   (4) Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  i(4)
                                                                                    -------  ----------  ---------
   (5) Total administrative expenses. Add lines 2I(1) through (4). . . . . . . . .  i(5)                     10672
                                                                                    -------  ----------  ---------
j  Total expenses. Add all EXPENSE amounts in column (b) and enter total . . . . .  j                       635688
                                                                                    -------  ----------  ---------

                         NET INCOME AND RECONCILIATION

k  Net income (loss) (subtract line 2j from line 2d) . . . . . . . . . . . . . . .  k                      -299059
                                                                                    -------  ----------  ---------
l  Transfers of assets
                                                                                    -------  ----------  ---------
   (1)  To this plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  l(1)
                                                                                    -------  ----------  ---------
   (2)  From this plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  l(2)
===================================================================================================================

--------------------------------------------------------------------------------
PART III   ACCOUNTANT'S OPINION
--------------------------------------------------------------------------------
3 The opinion of an independent qualified public accountant for this plan is (see instructions):

  a  ATTACHED to this Form 5500 and the opinion is:

     (1) [ ] Unqualified  (2) [ ] Qualified  (3) [X] Disclaimer  (4) [ ] Adverse

  b  NOT ATTACHED because: (1) [ ] the Form 5500 is filed for a CCT, PSA or
                                   MTIA.

                           (2) [ ] the opinion will be attached to the next
                                   Form 5500 pursuant to 29 CFR 2520.104-50.

  c  Also check this box if the accountant performed a limited scope audit
     pursuant to 29 CFR 2520.103-8 and/or 2520.103-12(d) . . . . . . . . .   [X]
  d If an accountant's opinion is attached, enter the name and EIN of the accountant (or accounting firm)
                                    --------------------------------------------
      DELOITTE & TOUCHE                                       13-3891517
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

SCHEDULE H (FORM 5500) 2000                    Page 4        |
-----------------------------------------------------        ------------------
                                                             Official Use Only
================================================================================

---------------------------------------------------------------------------------------------
During the plan year:                                                        YES  NO   AMOUNT
                                                                        --   ---  --   ------

a  Did the employer fail to transmit to the plan any participant contributions within the maximum time period described in
   29 CFR 2510.3-102? (see instructions) . . . . . . . . . . . . . . .  a         X
                                                                        --   ---  --   ------
b  Were any loans by the plan or fixed income obligations due the plan in default as of the close of the plan year or classified during the year as uncollectible? Disregard participant loans secured by the participant's account balance. (Attach
   Schedule G (Form 5500) Part I if "Yes" is checked). . . . . . . . .  b         X
                                                                        --   ---  --   ------
c  Were any leases to which the plan was a party in default or classified during the year as uncollectible? (Attach Schedule G
   (Form 5500) Part II if "Yes" is checked). . . . . . . . . . . . . .  c         X
                                                                        --   ---  --   ------
d  Did the plan engage in any nonexempt transaction with any party-in-interest? (Attach Schedule G (Form 5500) Part III if
   "Yes" is checked) . . . . . . . . . . . . . . . . . . . . . . . . .  d         X
                                                                        --   ---  --   ------
e  Was this plan covered by a fidelity bond? . . . . . . . . . . . . .  e     X        500000
                                                                        --   ---  --   ------
f  Did the plan have a loss, whether or not reimbursed by the
   plan's fidelity bond, that was caused by fraud or dishonesty? . . .  f         X
                                                                        --   ---  --   ------
g  Did the plan hold any assets whose current value was neither readily determinable on an established market nor set by an
   independent third party appraiser?. . . . . . . . . . . . . . . . .  g         X
                                                                        --   ---  --   ------
h  Did the plan receive any noncash contributions whose value was neither readily determinable on an established market nor set by
   an independent third party appraiser? . . . . . . . . . . . . . . .  h         X
                                                                        --   ---  --   ------
i  Did the plan have assets held for investment? (Attach schedule(s)
   of assets if "Yes" is checked, and see instructions for format
   requirements) . . . . . . . . . . . . . . . . . . . . . . . . . . .  i     X
                                                                        --   ---  --   ------
j  Were any plan transactions or series of transactions in excess of 5% of the current value of plan assets? (Attach schedule of transactions if "Yes" is checked and see instructions for format
   requirements) . . . . . . . . . . . . . . . . . . . . . . . . . . .  j         X
                                                                        --   ---  --   ------
k  Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought under the
   control of the PBGC? .. . . . . . . . . . . . . . . . . . . . . . .  k     X
---------------------------------------------------------------------------------------------

5a Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of any plan assets that
     reverted to the employer this year . . . [ ] YES [X] NO     AMOUNT
                                                                        --------
5b If, during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions).

     5b(1) Name of plan(s)               5b(2) EIN(s)           5b(3) PN(s)

     ----------------------------------  ---------------------  ----------------

     ----------------------------------  ---------------------  ----------------

     ----------------------------------  ---------------------  ----------------

     ----------------------------------  ---------------------  ----------------

|----                                                         |
|                                                             |
|                                                             |
                                                              ------------------
SCHEDULE P                  ANNUAL RETURN OF FIDUCIARY         Official Use Only
(FORM 5500)                 OF EMPLOYEE BENEFIT TRUST

                   THIS SCHEDULE MAY BE FILED TO SATISFY THE           OMB No.
                REQUIREMENTS UNDER SECTION 6033(a) FOR AN ANNUAL     1210-0110
                  INFORMATION RETURN FROM EVERY SECTION 401(a)     -------------
               ORGANIZATION EXEMPT FROM TAX UNDER SECTION 501(a).       2000
                 FILING THIS FORM WILL START THE RUNNING OF THE ------------- Department STATUTE OF LIMITATIONS UNDER SECTION 6501(a) FOR THIS FORM IS
  of the          ANY TRUST DESCRIBED IN SECTION 401(a) THAT IS        OPEN TO
 Treasury       EXEMPT FROM TAX UNDER SECTION 501(a). FILE AS AN       PUBLIC
 Internal             ATTACHMENT TO FORM 5500 OR 5500-EZ.            INSPECTION.
 Revenue
 Service          FILE AS AN ATTACHMENT TO FORM 5500 OR 5500-EZ
================================================================================

For the trust calendar year 2001 or fiscal trust year beginning   ,   and ending
--------------------------------------------------------------------------------
1a   Name of trustee or custodian

RONALD BRENDZEL
--------------------------------------------------------------------------------
 b Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500 or 5500-EZ.)

95 ENTERPRISE
--------------------------------------------------------------------------------
 C   City or town State ZIP code

ALISO VIEJO               CA  92656
--------------------------------------------------------------------------------
2a   Name of trust
SAFEGUARD HEALTH ENTERPRISES, INC.   401(K) PLAN
--------------------------------------------------------------------------------
 b   Trust's employer identification number        01-0233346
--------------------------------------------------------------------------------
3    Name of plan if different from name of trust


--------------------------------------------------------------------------------
4    Have you furnished the participating employee benefit plan(s)
     with the trust financial information required to be reported
     by the plan(s)? . . . . . . . . . . . . . . . . . . . . .   [X] Yes  [ ] No
--------------------------------------------------------------------------------
5    Enter the plan sponsor's employer identification number as shown on Form
     5500 or 5500-EZ . . . . . . . . . . . . . . . . . . . . .   |    52-1528581

--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

SIGNATURE OF FIDUCIARY  /s/ RONALD I. BRENDZEL, SR. VP & SECRETARY  DATE 9/29/01
--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE
AND OMB CONTROL NUMBERS,                     v3.2    SCHEDULE P (FORM 5500) 2001

SEE THE INST. FOR FORM 5500 OR 5500-EZ.

                                                               Official Use Only
                                                               OMB No. 1210-0110

                          Retirement Plan Information
    This schedule is required to be filed under sections 104 and 4065 of the Employee Retirement Security Act of 1974 (ERISA) and section 6058(a) of the Internal Revenue Code (the Code).

                      File as an Attachment to Form 5500.
                                                                    2001
                                                            This Form is Open to
                                                             Public Inspection.
               SCHEDULE R
              (Form 5500)
     Department of the Treasury
      Internal Revenue Service
             -----------
   Department of Labor Pension and
   Welfare Benefits Administration
             -----------
Pension Benefit Guaranty Corporation
--------------------------------------------------------------------------------
For the calendar plan year 2001             and ending
--------------------------------------------------------------------------------
A    Name of plan                                     B   Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN            plan number  >  002
--------------------------------------------------------------------------------
C    Plan sponsor's name as shown on line 2a of       D  EMPLOYER IDENTIFICATION
     Form 5500                                           NUMBER   52-1528581
SAFEGUARD HEALTH ENTERPRISES, INC.
--------------------------------------------------------------------------------
PART I    DISTRIBUTIONS
--------------------------------------------------------------------------------
ALL REFERENCES TO DISTRIBUTIONS RELATE ONLY TO PAYMENTS OF BENEFITS DURING THE PLAN YEAR.

1    Total value of distributions paid in property
     other than in cash or the forms of property
     specified in the instructions..............................1  $____________

2 Enter the EIN(s) of payor(s) who paid benefits on behalf of the plan to participants or beneficiaries during the year (if more than two, enter EINs of the two payors who paid the greatest dollar amounts of benefits). 01-0233346

PROFIT-SHARING PLANS, ESOPS, AND STOCK BONUS PLANS, SKIP LINE 3.

3    Number of participants (living or deceased) whose
     benefits were distributed in a single sum, during
     the plan year..............................................3  $____________
--------------------------------------------------------------------------------
PART II FUNDING INFORMATION (If the plan is not subject to the minimum funding requirements of section 412 of the Internal Revenue Code or ERISA section  302,  skip  this  Part)
--------------------------------------------------------------------------------

4    Is the plan administrator making an election under
     Code section 412(c)(8) or ERISA section 302(c)(8)?........[]Yes []No [X]N/A

     IF THE PLAN IS A DEFINED BENEFIT PLAN, GO TO line 7.

5    If a waiver of the minimum funding standard for a
     prior year is being amortized in this plan year,
     see instructions, and enter the date of the ruling
     letter granting the waiver.............................> Month__Day__Year__

     IF YOU COMPLETED LINE 5, COMPLETE LINES 3, 9, AND 10 OF SCHEDULE B AND DO NOT COMPLETE THE REMAINDER OF THIS SCHEDULE.

6a   Enter the minimum required contribution for
     this plan year.............................................6a $____________

 b   Enter the amount contributed by the employer to
     the plan for this plan year................................6b $____________

 c   Subtract the amount in line 6b from the amount in
     line 6a. Enter the result
     (enter a minus sign to the left of a negative amount)......6c $____________

     IF YOU COMPLETED LINE 6C, DO NOT COMPLETE THE REMAINDER OF THIS SCHEDULE.
--------------------------------------------------------------------------------
7    If a change in actuarial cost method was made for
     this plan year pursuant to a revenue procedure
     providing automatic approval for the change or a
     class ruling letter, does the plan sponsor or plan
     administrator agree with the change?...................... []Yes []No []N/A

DO NOT COMPLETE LINE 8 IF THE PLAN IS A MULTIEMPLOYER PLAN OR A PLAN WITH 100 OR FEWER PARTICIPANTS DURING THE PRIOR PLAN YEAR (SEE INST.).

8    Is the employer electing to compute minimum
     funding for this plan year using the transition
     rule provided in Code section 412(l)(11) and ERISA
     section 302(d)(11)?....................................... []Yes []No []N/A

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PART III  AMENDMENTS
--------------------------------------------------------------------------------

9    If this is a defined benefit pension plan, were
     any amendments adopted during this plan year that
     increased the value of benefits? (See
     instructions) ............................................. []Yes []No

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500. v3.2 SCHEDULE R (FORM 5500) 2000

                                                             Official Use Only
               ANNUAL REGISTRATION STATEMENT IDENTIFYING
                 SEPARATED PARTICIPANTS WITH DEFERRED        OMB No. 1210-0110
SCHEDULE SSA               VESTED BENEFITS
 (FORM 5500)                                                      2000
                 UNDER SECTION 6057(A) OF THE INTERNAL
  Department of             REVENUE CODE                   THIS FORM IS NOT OPEN
  the Treasury                                             TO PUBLIC INSPECTION.
Internal Revenue  > FILE AS AN ATTACHMENT TO FORM 5500
   Service
--------------------------------------------------------------------------------
For the calendar plan year 2001             and ending
--------------------------------------------------------------------------------
A    Name of plan                                     B   Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN            plan number  >  002
--------------------------------------------------------------------------------
C    Plan sponsor's name as shown on line 2a of       D  EMPLOYER IDENTIFICATION
     Form 5500                                           NUMBER   52-1528581
SAFEGUARD HEALTH ENTERPRISES, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 [] Check here if additional participants are shown on attachments. All attachments must include the sponsor's name, EIN, name of plan, plan number, and column identification letter for each column completed for line 4.
--------------------------------------------------------------------------------
1 [] Check here if plan is a government, church or other plan that elects to voluntarily file Schedule SSA. If so, complete lines 2 through 3c, and the signature area. Otherwise, complete the signature area only.
--------------------------------------------------------------------------------
2 Plan sponsor's address (number, street, and room or suite no.) (If a P.O. box, see the instructions for line 2.)
--------------------------------------------------------------------------------
     City or town State ZIP code

--------------------------------------------------------------------------------
3a   Name of plan administrator (if other than sponsor)
--------------------------------------------------------------------------------
3b   Administrator's EIN
--------------------------------------------------------------------------------
3c Number, street, and room or suite no. (If a P.O. box, see the instructions for line 2.)
--------------------------------------------------------------------------------
     City or town State ZIP code

--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of plan administrator > /s/ /s/ RONALD I. BRENDZEL, SR. VP & SECRETARY
                                  ----------------------------------------------

Phone number of plan administrator > 949-425-4178   Date > 9/19/01

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500. v3.2 SCHEDULE SSA (FORM 5500) 2000

Schedule SSA (Form 5500) 2001                         Page 2
                                                               Official Use Only

4 Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested benefits that:

     CODE A -- has not previously been reported.

     CODE B -- has previously been reported under the above plan number but requires revisions to the information previously reported.

     CODE C -- has previously been reported under another plan number but will be receiving their benefits from the plan listed above instead.

     CODE D -- has previously been reported under the above plan number but is no longer entitled to those deferred vested benefits.
--------------------------------------------------------------------------------
              USE WITH ENTRY CODE               USE WITH ENTRY CODE
               "A","B", "C", "D"                    "A" or "B"
                                                                    Amount of
                                                                 Vested benefit
 (a)      (b)                           Enter code for nature          (f)
Entry   Social                           and form of benefit    Defined benefit
Code   security              (c)            (d)       (e)       plan - periodic
        Number      Name of participant   Type of   Payment       payment
                                          Annuity  frequency
--------------------------------------------------------------------------------

A      144705832   Fluegel, Thomas           A         A
A      265176630   Spiering, Gordon W        A         A


--------------------------------------------------------------------------------
               USE WITH ENTRY CODE                  USE WITH ENTRY CODE
                   "A" of "B"                              "C"
           Amount of vested benefit
 (a)       Defined contribution plan             (i)                 (j)
Entry     (g)                  (h)         Previous sponsor's      Previous
Code    Units or   Share   Total value         employer           plan number
                                        Identification number
--------------------------------------------------------------------------------
                              33524.00

                              11529.00

                                                             Official Use Only

                   QUALIFIED PENSION PLAN COMVERAGE        OMB No. 1210-0110
 SCHEDULE T                  INFORMATION
 (FORM 5500)                                                      2000
                 UNDER SECTION 6057(A) OF THE INTERNAL
  Department of             REVENUE CODE                   THIS FORM IS NOT OPEN
  the Treasury                                             TO PUBLIC INSPECTION.
Internal Revenue  > FILE AS AN ATTACHMENT TO FORM 5500
   Service
--------------------------------------------------------------------------------
For the calendar plan year 2001             and ending
--------------------------------------------------------------------------------

Department of the Treasury
Internal Revenue Service
--------------------------------------------------------------------------------
For the calendar plan year 2000             and ending
--------------------------------------------------------------------------------
A    Name of plan                                     B   Three-digit
SAFEGUARD HEALTH ENTERPRISES, INC. 401(K) PLAN            plan number  >  002
--------------------------------------------------------------------------------
C    Plan sponsor's name as shown on line 2a of       D  EMPLOYER IDENTIFICATION
     Form 5500                                           NUMBER   52-1528581
SAFEGUARD HEALTH ENTERPRISES, INC.
--------------------------------------------------------------------------------
NOTE: If the plan is maintained by:
     More than one employer and benefits employees who are not collectively-bargained employees, a separate Schedule T may be required for each employer (see the instructions for line 1).

     An employer that operates qualified separate lines of business (QSLOBs) under Code section 414(r), a separate Schedule T may be required for each QSLOB (see the instructions for line 2).

1 If this schedule is being filed to provide coverage information regarding the noncollectively bargained employees of an employer participating in a plan maintained by more than one employer, enter the name and EIN of the participating employer:

1a   Name of participating employer          1b   EMPLOYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
2 If the employer maintaining the plan operates QSLOBs, enter the following information:
     a    The number of QSLOBs that the employer operates is______________.

     b The number of such QSLOBs that have employees benefiting under this plan is____________.

     c    Does the employer apply the minimum coverage requirements to this plan on an employer-wide rather than a QSLOB basis?......[] Yes  [] No

     d If the entry on line 2b is two or more and line 2c is "No," identify the QSLOB to which the coverage information given on line 3 or 4 relates. >

--------------------------------------------------------------------------------
3 Exceptions-Check the box before each statement that describes the plan or the employer. Also see instructions.


IF  YOU  CHECK  ANY  BOX,  DO  NOT  COMPLETE  THE  REST  OF  THIS  SCHEDULE.

a   [ ]   The employer employs only highly compensated employees (HCEs).

b   [ ]   No HCEs benefited under the plan at any time during the plan year.

c   [ ]   The plan benefits only collectively-bargained employees.

d   [X]   The plan benefits all nonexcludable nonhighly compensated employees of the employer (as defined in Code sections 414(b), (c), and (m)), including leased employees and self-employed individuals.

e   [ ]   The plan is treated as satisfying the minimum coverage requirements under Code section 410(b)(6)(C).

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE AND OMB CONTROL NUMBERS, SEE THE INSTRUCTIONS FOR FORM 5500. v2.3 SCHEDULE SSA (FORM 5500) 2000

SCHEDULE T (FORM 5500) 2000                           PAGE 2
                                                               Official Use Only

--------------------------------------------------------------------------------
4 Enter the date the plan year began for which coverage data is being submitted


a    Did any leased employees perform services for the    Month__  Day__  Year__
     employer at any time during the plan year?

b    In testing whether the plan satisfies the coverage and
     nondiscrimination tests of Code sections 410(b) and
     401(a)(4), does the employer aggregate plans?                [ ] Yes [ ] No

c    Complete the following:                                      [ ] Yes [ ] No

     (1)  Total number of employees of the employer (as
          defined in Code section 414(b), (c), and (m)),
          including leased employees and self-employed
          individuals                                         c(1)_____________

     (2)  Number of excludable employees as defined in IRS
          regulations (see instructions)                      c(2)_____________

     (3)  Number of nonexcludable employees. (Subtract line
          4c(2) from line 4c(1))                              c(3)_____________

     (4)  Number of nonexcludable employees (line 4c(3)) who
          are HCEs                                            c(4)_____________

     (5)  Number of nonexcludable employees (line 4c(3)) who
          benefit under the plan                              c(5)_____________

     (6)  Number of benefiting nonexcludable employees (line
          4c(5)) who are HCEs                                 c(6)_____________

--------------------------------------------------------------------------------
d    Enter the plan's ratio percentage and, if
     applicable, identify below the disaggregated part
     of the plan to which the information on lines 4c
     and 4d pertains (see instructions)                       d ________________

e    Identify any disaggregated part of the plan and
     enter the ratio percentage or exception (see
     instructions).                                           __________________


   (1)Disaggregated part: Ratio percentage:  Exception:      e(1) ______________
   (2)Disaggregated part: Ratio percentage:  Exception:      e(2) ______________
   (3)Disaggregated part: Ratio percentage:  Exception:      e(3) ______________

F    This plan satisfies the coverage requirements on the basis of (check one):
     [ ] the ratio percentage test      [ ] average benefit test (1) (2)
--------------------------------------------------------------------------------